Exhibit 10.7
SUB-LEASE AGREEMENT

THE STATE OF TEXAS
COUNTY OF BEXAR

This Sub-lease Agreement made and entered into by and between KBK, Inc. hereinafter referred to as "Sub-Lessor") and Michael Lambert, Inc.   (hereinafter referred to as "Sub-Tenant"):

W I T N E S S E T H:

       1.           Premises. In consideration of the obligation of Sub-Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Sub-Lessor hereby demises and leases to Sub-Tenant, and Sub-Tenant hereby takes from Sub-Lessor certain premises situated within the County of Bexar, State of Texas, being approximately 200 square feet of space at 121 Interpark Blvd., Suite 1204, San Antonio, TX  78216, Bexar County, Texas, more particularly described in Exhibit "A" attached hereto and made a part hereof for all purposes, together with all rights, privileges, easements, appurtenances and amenities belonging to or in any way pertaining to the said premises including all improvements erected thereon, (the "Premises

2.           Term.  TO HAVE AND TO HOLD the same for a term commencing on January 1, 2007 and ending on December 31, 2007. Sub-Tenant acknowledges that it has inspected the Premises and accepts the Premises, and the buildings and improvements thereon, in their present condition as suitable for the purpose for which the Premises are leased and further acknowledges that no representations as to the repair of the Premises nor promises to alter, remodel or improve the Premises have been made by Sub-Lessor except as set out in Exhibit "B" attached hereto.  If this Lease is executed before the Premises become vacant or otherwise available and ready for occupancy by Sub-Tenant, including the completion of the Sub-Lessor's work required under Exhibit "B" attached hereto, or if any present Sub-Tenant or occupant o f the Premises holds over, and Sub-Lessor cannot acquire and deliver to Sub-Tenant possession of the Premises prior to the date above recited as the Commencement Date of this Lease, Sub-Lessor shall not be deemed to be in default hereunder or responsible for any claims, damages or liabilities in connection therewith.  Sub-Tenant agrees to accept possession of the Premises at such time as Sub-Lessor is able to tender the same to Sub-Tenant, in which event the date of tender of the Premises by the Sub-Lessor to Sub-Tenant shall be the Commencement Date unless the delay in tender is due to Sub-Tenant's actions, in which event the Commencement Date shall not be altered.  Sub-Lessor hereby waives payment of rent covering any period prior to the Sub-Lessor's tender of the Premises to Sub-Tenant.  The expiration date of this Lease shall not be affected by any delay in the commencement of this Lease.  Sub-Lessor shall tender the Premises to Sub-Tenant and Sub-Tenant shall accept the Premises when substantially complete.  Sub-Tenant's failure to occupy the Premises when tendered by Sub-Lessor shall not delay the commencement of this Lease.

3.           Rent.    Sub-Tenant agrees to pay to Sub-Lessor rent, without deduction or set off, for the entire term hereof for said Premises at the described in Exhibit "C" attached hereto. One such monthly installment representing the first month's rent shall be due and payable on execution of this Lease and a like monthly installment shall be due and payable without demand on or before the first day of each calendar month during the term of this Lease; provided that if this Lease shall commence on a date other than the first day of a calendar month, the monthly rental for such month shall be prorated on a daily basis.  Sub-Lessor shall refund to Sub-Tenant, any excess rental paid for the month in which this Lease commences or apply such excess rent to succeeding months' rental.

Unless otherwise specifically allowed by the hereinafter enumerated terms of this Lease, the Sub-Tenant shall pay the rent and other sums payable hereunder without notice or demand and without regard to any counter claim, right of set off, deduction or defense Sub-Tenant may have against Sub-Lessor, and without abatement, suspension, deferment, diminution or reduction and the obligations of Sub-Tenant hereunder shall not be in any way affected or reduced by any restriction, prevention or curtailment of or interference with any use of the Premises, or any part thereof, for any reason whatsoever.

4.     Security Deposit. Sub-Tenant agrees to deposit with Sub-Lessor on the date hereof the sum of $0.00, which sum shall be held by Sub-Lessor, without obligation for interest, as security for the performance of Sub-Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that such deposit is not an advance rental deposit nor a measure of Sub-Lessor's damages in case of Sub-Tenant's default.  Upon the occurrence of any event of default by Sub-Tenant, Sub-Lessor may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent and any other damage, injury, expense or liability caused by such event of default; and Sub-Tenant shall pay to Sub-Lessor on demand the amount so applied in order to restore the security deposit to its original amount.  If Sub-Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Sub-Lessor to Sub-Tenant upon termination of this Lease.

5.      Use. The demised premises shall be used only for office and warehouse, and for such other lawful purposes as may be incidental thereto.  Sub-Tenant will not permit the Premises to be used for any purpose which would render the insurance thereon void or the insurance risk more hazardous.

6.      Sub-Lessor's Repairs.  Sub-Lessor shall, at its expense, maintain only the roof, heating, air conditioning, plumbing, foundation and the structural soundness of the exterior walls of the building in good repair, reasonable wear and tear excepted.  The Sub-Lessor expressly reserves the right to use all exterior walls and the roof of the building of which the Premises are a part.  Sub-Tenant shall repair and pay for any damage caused by the negligence of Sub-Tenant, or Sub-Tenant's employees, agents or invitees, or caused by Sub-Tenant's default hereunder.  The term "walls" as used herein shall not include windows, glass and plate glass, stairways, doors or special store fronts.  Sub-Tenant shall immediately give Sub-Lessor written notice of defect or need for repairs, after which Sub-Lessor shall have a reasonable opportunity to repair same or cure such defect.  Sub-Lessor's liability hereunder shall be limited to the cost of such repairs or curing such defect.  Sub-Lessor shall not be liable for damage to Sub-Tenant's improvements, inventory and equipment within the Premises.  In the event the Premises have air conditioning and heating systems, or fire sprinkling systems installed therein on the date of this Lease, then Sub-Lessor represents that on the Commencement Date of this Lease such air conditioning and heating systems and sprinkling systems shall be in good operating condition; provided, however, that during the term of this Lease, Sub-Tenant shall, at its own cost and expense, maintain such system in good operating condition, shall make all necessary repairs and replacements and upon termination of this Lease, shall deliver such system to Sub-Lessor in good operating condition.

8.      Alterations.  Sub-Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of Sub-Lessor.  Sub-Tenant may, without the consent of Sub-Lessor, but at its own costs and expense and in a good workmanlike manner make such minor alterations, additions or improvements or erect, remove or alter such partitions, or erect such shelves, bins, machinery and trade fixtures as Sub-Tenant may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations, and other requirements.  At the termination of this Lease, Sub-Tenant shall, if Sub-Lessor so elects, remove all alterations, additions, improvements and partitions erected by Sub-Tenant and restore the Premises to their original condition; otherwise such improvements shall be delivered up to the Sub-Lessor with the Premises.  All shelves, bins, machinery and trade fixtures installed by Sub-Tenant may be removed by Sub-Tenant at the termination of this Lease if Sub-Tenant so elects, and shall be removed if required by Sub-Lessor.  All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the Premises.  All roof penetrations and roof alterations of any kind which are approved by Sub-Lessor, shall be performed by the Sub-Lessor's roofing contractor at Sub-Tenant's cost and expense.

Prior to making any alterations or repairs to the Premises which will involve the alteration or removal of plumbing, electrical wiring, air conditioning, heating or ventilating systems, or the fire sprinkling systems, Sub-Tenant shall furnish Sub-Lessor with a set of the plans and specifications for the alterations or repairs and shall not commence any such work without Sub-Lessor's express written approval.

 9.           Signs.  Sub-Tenant may not install signs upon the Premises, the exterior of any buildings of which the Premises are a part, or within the project without the prior written approval of Sub-Lessor.  All signs, when approved by Sub-Lessor, must also comply with any applicable governmental laws, ordinances, regulations and other requirements.  All signs shall conform to the Sub-Lessor's sign criteria for the project of which the Premises are a part.  Sub-Tenant shall remove all such signs at the termination of this Lease.  Such installations and removals shall be made in such manner as to avoid injury or defacement of the building and other improvements.

10.           Inspection.  Sub-Lessor and Sub-Lessor's agents and representatives shall have the right to enter and inspect the Premises at any time during reasonable business hours, for the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required to be made by Sub-Lessor under the terms of this Lease.  During the period that is six (6) months prior to the end of the term hereof, Sub-Lessor and Sub-Lessor's agents and representatives shall have the right to enter the Premises at any time during reasonable business hours for the purpose of showing the Premises and shall have the right to erect on the Premises a suitable sign indicating the Premises are for rent or sale.

11.           Utilities.  Sub-Lessor agrees to provide at its cost water, electricity, gas and telephone service connections into the Premises.  Sub-Lessor shall in no event be liable for any interruption or failure of utility services on the Premises.

12.           Assignment and Subletting.  Sub-Tenant shall not have the right to assign this Lease or to sublet the whole or any part of the Premises without prior written consent of Sub-Lessor.

13.           Duty to Prevent Forfeiture of Master Lease.  Sub-Lessor shall neither do nor permit anything to be done which would cause the Lease between __________________, as Landlord, and Sub-Lessor, as Tenant, dated __________________ (the “Master Lease”) to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in Landlord under the Master Lease.  Sub-Lessor shall indemnify and hold Sub-Tenant harmless from and against all losses and claims whatsoever by reason of any such breach or default on the part of Sub-Lessor by reason of which the Master Lease may be terminated or forfeited.

14.           Services by the Sub-Lessor.  Sub-Lessor shall furnish the Sub-Tenant, while occupying the Premises, electricity, water/sewer, exterior painting, exterior pest control, landscaping, lawn sprinkler repairs and maintenance, parking lot clearing, cold water at those points of supply provided for the general use of the Sub-Tenants in the building, exterior security lights as determined necessary by Sub-Lessor and exterior janitorial service for the building so that the parking lot, sidewalks, and landscaping of the project are maintained in a clean, neat and orderly fashion

15.           Fire and Casualty Damage.

(a)  If the building of which the Premises are a part should be damaged or destroyed by fire, tornado, or other casualty, Sub-Tenant shall give immediate written notice thereof to Sub-Lessor.

(b)  If the building of which the Premises are a part should be totally destroyed by fire, tornado or other casualty, or if it should be so damaged that rebuilding or repairs cannot be completed within ninety (90)  days after the date upon which Sub-Lessor is notified by Sub-Tenant of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

(c)  If the building of which the Premises are a part should be damaged by fire, tornado or other casualty but only to such extent that rebuilding or repairs can be completed within ninety (90)  days after the date upon which Sub-Lessor is notified by Sub-Tenant of such damage, this Lease shall not terminate, but Sub-Lessor shall at its sole cost and expense proceed with reasonable diligence to rebuild and repair such building, to substantially return to the condition in which it existed prior to such damage, except that Sub-Lessor shall not be required to rebuild, repair or replace any part of the partitions within the Premises, fixtures and other improvements which may have been placed on the Premises by Sub-Tenant and in no event shall the Sub-Lessor be required to spend more than the insurance proceeds actually received for the repairs and restoration.  If the Premises are un Sub-Tenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are un Sub-Tenantable shall be reduced ratably.  In the event that Sub-Lessor should fail to complete such repairs and rebuilding within two hundred ten (210) days after the date upon which Sub-Lessor is notified by Sub-Tenant of such damage, Sub-Tenant may at its option terminate this Lease by delivering written notice of termination to Sub-Lessor as Sub-Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate.

(d)  Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the building of which the Premises are a part requires that the insurance proceeds be applied to such indebtedness, then Sub-Lessor shall have the right to terminate this Lease by delivering written notice of termination to Sub-Tenant, whereupon all rights and obligations hereunder shall cease and terminate.

(e)  Any insurance, other than that required of Sub-Tenant under Section 21 hereto which may be carried by Sub-Lessor or Sub-Tenant against loss or damage to the building of which the Premises are a part and other improvements or the contents situated on the Premises, shall be for the sole benefit of the party carrying such insurance and under its sole control.

(f)  Sub-Lessor and Sub-Tenant each hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any of the extended coverage casualties covered by the insurance maintained hereunder, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies of insurance covering such a loss shall contain a clause or endorsement to the effect that any release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder.

16.           Liability.  Sub-Lessor shall not be liable to Sub-Tenant or Sub-Tenant's employees, agents, patrons or visitors, or to any other person whomsoever for any injury to person or damage to property on or about the Premises, caused by the negligence or misconduct of Sub-Tenant, its agents, servants or employees, or of any other person entering upon the Premises under express or implied invitation of Sub-Tenant, or caused by the buildings and improvements located on the Premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Premises, drain or sewer stoppages or backups, or due to any cause whatsoever, and Sub-Tenant agrees to indemnify Sub-Lessor and hold it harmless from any loss, expense or claims, including attorneys' fees arising out of any such damage or injury; except that any injury to person or damage to property caused by the negligence of Sub-Lessor or by the failure of Sub-Lessor to repair and maintain that part of the Premises which Sub-Lessor is obligated to repair and maintain, if any, after the receipt of written notice from Sub-Tenant of needed repairs or of defects shall be the liability of Sub-Lessor and not of Sub-Tenant, and Sub-Lessor agrees to indemnify Sub-Tenant and hold it harmless from any and all loss, expense or claims, including attorneys' fees, arising out of such damage or injury.  Sub-Tenant shall procure and maintain throughout the term of this Lease a policy or policies of insurance at its sole cost and expense, insuring both Sub-Lessor and Sub-Tenant against all claims, demands or actions arising out of or in connection with Sub-Tenant's use or occupancy of the Premises, or by the condition of the Premises.

17.           Subtenant Indemnification.  Sub-Lessor shall indemnify and hold harmless Sub-Tenant from and against any and all liabilities, demands, claims, injury, loss, damage, expenses or costs (collectively, “Claims”) arising from Sub-Lessor’s use of the Project, or from the conduct of Sub-Lessor’s business or from any activity, work or things done, permitted or suffered by Sub-Lessor in or about the Project.  Sub-Lessor shall further indemnify and hold harmless Sub-Tenant from and against any and all claims arising from any breach or default in the performance of any obligation on Sub-Lessor’s part to be performed under the terms of this Sub-Lease, or arising from any negligence of the Sub-Lessor, or any of Sub-Lessor’s agents, contractors or employees, and from and against all costs, attorney’s fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought forth thereon.

18.           Condemnation.

(a)  If the whole or any substantial part (25% or more of the total area) of the project or any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall occur.

(b)  If less than a substantial part of the real property of which the Premises are a part or the Premises themselves shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall not terminate, but the rent payable hereunder during the unexpired portion of this Lease shall be reduced ratably, such reduction to be based upon the adverse impact of such taking of Sub-Tenant's Premises.  If the taking is for less than 5% of the total area of the real property or for the construction of utilities and similar public purposes which do not unreasonably interfere with the Sub-Tenant's use of the Premises, then there shall be no abatement or reduction of the rent.

       (c) In the event of any such taking or private purchase in lieu thereof, Sub-Lessor and Sub-Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interest in any condemnation proceedings, Sub-Lessor being entitled to the award for the building and improvements and the Sub-Tenant's award being limited to the value of Sub-Tenant's personal property and leasehold improvements paid for by Sub-Tenant which are taken.

19.           Holding Over.  Should Sub-Tenant, or any of its successors in interest, hold over the Premises, or any part hereof, after the expiration of the term of this Lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as tenancy from month to month only, at a rental equal to the rental payable for the last month of the term of this Lease plus twenty per cent  (20%) of such amount.  The inclusion of the preceding sentence shall not be construed as Sub-Lessor's permission for Sub-Tenant to hold over.

20.           Quiet Enjoyment.  Sub-Lessor covenants that it now has, or will acquire before Sub-Tenant takes possession of the Premises, good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record.  In the event this Lease is a sublease, then Sub-Tenant agrees to take the Premises subject to the provision of the prior leases.  Sub-Lessor represents and warrants that it has full right and authority to enter into this Lease and that Sub-Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peacefully and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Sub-Lessor, subject to the terms and provision of this Lease.

21.           Events of Default.  The following events shall be deemed to be events of default by Sub-Tenant under this Lease:

(a)	Sub-Tenant shall fail to pay any installment of the rent hereby reserved when due, and such failure shall continue for a period of thirty (30) days from the date such installment was due;

(b)	Sub-Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors;

(c)
Sub-Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or Sub-Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Sub-Tenant thereunder;

(d)	A receiver or trustee shall be appointed for all or substantially all of the assets of Sub-Tenant;

(e)	Sub-Tenant shall desert or vacate any substantial portion of the Premises;

(f)
Sub-Tenant shall fail to comply with any term, provision or covenant of this Lease (other than the foregoing in this Section 26), and shall not cure such failure within thirty (30)  days after written notice thereof to Sub-Tenant.

Notwithstanding the terms of paragraph (f) above, if Sub-Lessor shall give Sub-Tenant written notice of a default under this Lease twice in any six-month period, then the Sub-Lessor shall no longer be required to extend a 30-day  notice and cure period to the Sub-Tenant under Section 20(f).

22. Remedies.  Upon the occurrence of any of such events of default described in Section 26 hereof, Sub-Lessor shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

(g)
Terminate this Lease, in which event Sub-Tenant shall immediately surrender the Premises to Sub-Lessor, and if Sub-Tenant fails to do so, Sub-Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Sub-Tenant and any other person who may be occupying such Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefore; and Sub-Tenant agrees to pay to Sub-Lessor on demand the amount of all loss or damage which Sub-Lessor may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, and including expenses incurred in reletting the premises and any remodeling which is done in connection therewith.

(h)
Enter upon and take possession of the Premises and expel or remove Sub-Tenant and any other person who may be occupying such Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefore, and relet the Premises and receive the rent therefore; and Sub-Tenant agrees to pay to the Sub-Lessor on demand any deficiency that may arise by reason of such reletting.

(i)
Enter upon the Premises by force if necessary without being liable for prosecution or any claim for damages therefor, and do whatever Sub-Tenant is obligated to do under the terms of this Lease; and Sub-Tenant agrees to reimburse Sub-Lessor on demand for any expenses which Sub-Lessor may incur in effecting compliance with Sub-Tenant's obligations under this Lease, and Sub-Tenant further agrees that Sub-Lessor shall not be liable for any damages resulting to the Sub-Tenant from such action, whether caused by the negligence of Sub-Lessor or otherwise.

In the event Sub-Tenant fails to pay any installment of rent hereunder within thirty (30)  days after such installment shall pay to Sub-Lessor on demand, a late charge of $50 for the added expenses incurred by Sub-Lessor in handling delinquent payments, and the failure to pay such amount within ten (10) days after demand, therefore shall be an event of default hereunder.  The provision for such late charge shall be in addition to all of Sub-Lessor's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Sub-Lessor's remedies in any manner.

Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Sub-Lessor hereunder or of any damages occurring to Sub-Lessor by reason of the violation of any of the terms, provisions and covenants herein contained.  No waiver by Sub-Lessor of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained.  Sub-Lessor's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Sub-Lessor so notifies Sub-Tenant in writing.  Forbearance by Sub-Lessor to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.  If, on account of any breach or default by Sub-Tenant in Sub-Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for the Sub-Lessor to employ or consult with an attorney concerning or to enforce or defend any of Sub-Lessor's rights or remedies hereunder, Sub-Tenant agrees to pay any reasonable attorney's fees.  No act or thing done by the Sub-Lessor or Sub-Lessor's agents during the term hereby granted shall be deemed an acceptance of the surrender of the Premises, and no agreement to accept a surrender of said Premises shall be valid unless in writing signed by Sub-Lessor.  The receipt by Sub-Lessor of rent with knowledge of the breach of any covenant or other provision contained in this Lease shall not be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained herein.

23.           Mortgages.  Sub-Tenant accepts this Lease subject and subordinate to any mortgage(s), deed(s) of trust and assignments of leases or rents now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon.  Sub-Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage.  With respect to any mortgage(s) and/or deed(s) of trust at any time hereafter created which constitute a lien or charge upon the leased Premises or the improvements situated thereon, Sub-Lessor, at its sole option, shall have the right to waive the applicability of this Section so that this Lease would not be subject and subordinate to such mortgage(s) or the deed(s) of trust.  Sub-Tenant agrees to furnish Sub-Lessor or Sub-Lessor's mortgagees upon demand with estoppel certificates indicating that the Lease is in full force and effect, that no defaults are then existing thereunder, the date to which rental is paid under this Lease, the amount of any security deposits and prepaid rentals, if any, and such other information as the Sub-Lessor or its lender may reasonably request.  Sub-Tenant further agrees to execute such attornment and non-disturbance agreements as the mortgagee or lender may request.

24.           Mechanic's Liens.  Sub-Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Sub-Lessor in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Sub-Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Sub-Tenant by this instrument.  Sub-Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Sub-Lessor harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the rights, titles and interest of the Sub-Lessor in the Premises or under the terms of this Lease.

25.           Nothing contained in this Lease shall constitute the consent or the request of the Sub-Lessor, expressed or implied, for the performance of any labor or the furnishing of any materials or other property in respect to the Premises or any part thereof, nor is the Sub-Tenant given any authority to contract for or commit the renting of any services or the furnishing of any materials or other properties so as to permit the making of any claims against the Sub-Lessor.

26.           Laws, Rules and Regulations.  Sub-Tenant agrees to comply promptly with all laws, rules and orders of the federal, state and municipal governments and all other departments applicable to the Premises and to comply promptly with the requirements of the Board of Fire Underwriters and to comply with all reasonable rules and regulations governing the operation and use of the Premises or Project (and, if applicable, the common areas), which are imposed by Sub-Lessor.

27.           Notices.  Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Sub-Lessor to Sub-Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Sub-Tenant to Sub-Lessor shall be deemed to be complied with when and if the following steps are taken:

28.           All rent and other payments required to be made by Sub-Tenant to Sub-Lessor hereunder shall be payable to Sub-Lessor at the address hereinbelow set forth or at such other address as Sub-Lessor may specify from time to time by written notice delivered in accordance herewith.

29.           All payments required to be made by Sub-Lessor to Sub-Tenant hereunder shall be payable to Sub-Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Sub-Tenant may specify from time to time by written notice delivered in accordance herewith.

Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set forth below, or at such address as they have theretofore specified by written notice delivered in accordance with:

If to Sub-Lessor:                                              121 Interpark Blvd., Suite 1204
                        San Antonio, TX  78216

If to Sub-Tenant:                                              121 Interpark Blvd., Suite 1204
                        San Antonio, TX  78216

If and when included within the term "Sub-Lessor" as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Sub-Lessor; if and when included within the term "Sub-Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Sub-Tenant.  All parties included within the terms "Sub-Lessor" and "Sub-Tenant" respectively, shall be bound by notices in accordance with the provisions of this Section to the same effect as if each had received such notice.  If requested in writing by Sub-Lessor's mortgagee, Sub-Tenant agrees to furnish the mortgagee with copies of all notices to Sub-Lessor.

30.           Force Majeure.  In the event the Sub-Lessor or Sub-Tenant is delayed in the completion of any construction or repair work required under the terms of this Lease Agreement by the negligence or acts of the other party or by labor disputes, fire, unusual delay in transportation, unavoidable casualties or other causes beyond the parties control, then the time period for completing the construction or repair work shall be extended for a reasonable period of time to compensate for the time lost due to events beyond the reasonable control of the party obligated to complete the construction and repair work.

31.          Miscellaneous.

(a)
Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

(b)
The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided.

(c)
The captions are inserted in this Lease for convenience only and in no way define, limit, or describe the scope or intent of this Lease, or any provision hereof, nor in any way affect the interpretation of this Lease.

(d)	Sub-Tenant acknowledges receipt of copies of the restrictions on the use and development of the Premises and agrees to comply with all of the terms and conditions of such restrictions.
(e)
This Lease sets forth the entire agreement between the parties as of the date hereof with respect to the Premises and may not be altered, changed or amended except by an instrument in writing signed by Sub-Lessor and Sub-Tenant.

(f)
If any term or provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term or provisions shall not be affected thereby.

(g)
Sub-Lessor, at its option, may maintain all tax, insurance and maintenance records on Sub-Lessor's fiscal year basis rather than on a calendar year basis and all references in sections of this Lease pertaining to such matters which refer to "calendar year" shall be changed to "Sub-Lessor's fiscal year".

(h)
Sub-Lessor reserves the right to expand the Project of which the Premises is a part, in which event Sub-Lessor and Sub-Tenant will make appropriate adjustments in the Sub-Tenant's share of expenses paid by Sub-Tenant.  Sub-Lessor and Sub-Tenant shall each, upon request, execute an amendment to their lease setting out the adjusted allocation of expenses.

32.           Exhibits Attached:

Exhibit "A"                           - PREMISES
Exhibit "B"                            - WORK LETTER OF SUB-LESSOR'S IMPROVEMENTS
Exhibit "C"                            - RENTAL RATE SCHEDULE

EXECUTED THIS   day of _______________, 2006.

SUB-LESSOR:                                                                                                                                                            SUB-TENANT:
KBK, Inc.                                                                                                                                                                      Michael Lambert, Inc.

By: /S/ Kenneth Kremer                                                                                                                                              By: /S/ Robert M. Kremer

Name:  Kenneth Kremer                                                                                                                                              Name: Robert M. Kremer

Its: Vice President                                                                                                                                                        Its: President

EXHIBIT "B"

WORK LETTER OF SUB-LESSOR'S IMPROVEMENTS

NONE

EXHIBIT "C"

RENTAL RATE SCHEDULE

	MONTHS	BASE RENT MONTHLY
Initial Term	1/01/07– 12/31/07	$350.00